UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2005
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25548 (Commission File Number)	84-100269 (IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)	92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
Effective 5:01 pm Eastern Time, on August 19, 2005, Sutura, Inc., a Delaware corporation was merged with and into Technology Visions Group, Inc. ( “Registrant”) pursuant to the terms of that certain Agreement and Plan of Merger, dated November 22, 2004, by and between Sutura and the Registrant (the “Merger Transaction”). Pursuant to the Merger Transaction, the separate existence of Sutura ceased and Registrant continued as the surviving corporation under Delaware law and is vested with all of the collective, assets, liabilities, powers and privileges of both Registrant and Sutura. Further, as part of the Merger Transaction, the name of Registrant was changed to Sutura, Inc. and the assets and operations of Registrant in existence immediately prior to consummation of the Merger Transaction were placed into a wholly-owned subsidiary and will now be operated as a separate line of business of Registrant. A copy of the Agreement and Plan of Merger was attached to Registrant’s Current Report dated December 1, 2004 as Exhibit 10.1 thereto.
Pursuant to the Merger Transaction, Registrant will issue approximately 176,192,559 shares of common stock in the aggregate to the former shareholders of Sutura, and will reserve for issuance approximately 88,088,810 shares of common stock for issuance to persons holding rights to convert debt or to exercise options or warrants for shares of common stock of Sutura. The Merger Transaction will result in a change of control of Registrant. Pursuant to the Merger Transaction, each outstanding share of capital stock of Sutura has been cancelled and will be exchanged for approximately 21.842 shares of common stock of Registrant. No fractional shares of Registrant’s common stock will be issued in connection with the Merger Transaction and no certificates or scripts therefor, or other evidence of ownership therefor, will be issued as part of the merger consideration. Instead, fractional shares shall be rounded-up to the next whole number (after aggregating all merger consideration due to such shareholder). Any rights to purchase shares of Sutura common stock pursuant to stock options or stock appreciation rights outstanding as of the effective time of the Merger Transaction and all other warrants or other rights to purchase shares of Sutura capital stock, have been converted into and have become rights with respect to Registrant’s common stock. Furthermore, Registrant has assumed all rights to purchase shares of Sutura capital stock described above in accordance with the terms of any stock option plan or other agreement or arrangement pertaining to such rights.
Prior to consummation of the Merger Transaction, effective at 5:00 pm Eastern Time on August 19, 2005, Registrant’s Certificate of Incorporation was amended to effect a 12 for 1 reverse stock split and to increase the authorized number of shares of its common stock from 100,000,000 to 500,000,000.

Section 3-Securities and trading markets
Item 3.02 Unregistered sales of equity securities.
     In connection with the Merger Transaction, Registrant will issue approximately 176,192,559 of shares of its common stock in the aggregate to the shareholders of Sutura, and will reserve for issuance approximately 88,088,810 shares of common stock for issuance to persons holding rights to convert debt or to exercise options or warrants for shares of common stock of Sutura. The shares being issued in connection with the merger are being issued pursuant to the exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4 (2) and/or Regulation D thereof.
Section 5 – Corporate Governance in Management
Item 5.01 Changes in Control of Registrant.
     As a consequence of the Merger Transaction, a change of control of Registrant occurred. The table below outlines the shareholders representing officers, directors, control persons and/or affiliates and the percentage owned by them subsequent to the Merger transaction.
     Information with respect to beneficial ownership has been furnished for each director, executive officer or beneficial owner of more than 5% of Registrant’s common stock subsequent to the Merger Transaction. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of August 19, 2005 are deemed outstanding for purposes of computing such person’s percentage ownership, but are not deemed outstanding for computing the percentage ownership of any other person.
     The percentage of beneficial ownership is based on 188,171,777 shares of common stock outstanding subsequent to consummation of the Merger Transaction.
     Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following stockholders is c/o Sutura, Inc., 17080 Newhope Street, Fountain Valley, California 92708.

	COMMON STOCK BENEFICIAL OWNERSHIP TABLE
	NUMBER OF	PERCENTAGE OF
	TVGR SHARES	TVGR SHARES
NAME AND ADDRESS OF	BENEFICIALLY	BENEFICIALLY
BENEFICIAL OWNER	HELD**	OWNED***

5% STOCKHOLDERS:
Anthony Nobles (1)	101,840,560	49.65%
Egbert Ratering (2)	98,648,883	50.52%
Grootkasteel, B.V.	68,499,380	36.40%
Go Industries, Inc.	13,585,600	7.22%
Alfred Novak (3)	15,070,842	7.95%
Synapse Capital Fund (4)	25,012,793	13.20%
Whitebox (5)	36,676,948	16.46%

EXECUTIVE OFFICERS & DIRECTORS:
Anthony Nobles	101,840,560	49.65%
Egbert Ratering	98,648,883	50.52%
John Crew, MD (6)	764,463	*
All directors and officers as a group (7)	132,754,505	62.34%
     *     Indicates less than 1%.

     (1) Includes 9,773,878 shares of Registrant held by Anthony Nobles; 6,552,540 shares of Registrant held by The Anthony Nobles Family Limited Partnership; 87,368 shares of Registrant held by Rhonda Nobles; 68,449,380 shares of Registrant held by Grootkasteel B.V.; and 16,927,395 shares of Registrant issuable upon the exercise of options held by Anthony Nobles. Anthony Nobles is an officer and director of Grootkasteel B.V. and holds the power to vote all shares held by The Anthony Nobles Family Limited Partnership. Rhonda Nobles is the spouse of Mr. Nobles.
     (2) Includes 26,968,420 shares of Registrant held by Egbert Ratering; 2,184,180 shares of Registrant held by Franck Ratering; 2,184,180 shares of Registrant held by Alex Ratering; 2,184,180 shares of Registrant held by Harry Ratering; 68,499,380 shares of Registrant held by Grootkasteel B.V.; and 7,098,585 shares of Registrant issuable upon conversion of options held by Egbert Ratering. Egbert Ratering is an officer and director of Grootkasteel B.V. Franck Ratering, Alex Ratering and Harry Ratering are members of Mr. Ratering’s immediate family.
     (3) Includes 13,585,600 shares of Registrant held by Go Industries, Inc.; 21,842 shares of Registrant held by Irwin Novak; 43,684 shares of Registrant held by Jessica Novak; 21,842 shares of Registrant held by Judi Novak; 43,684 shares of registrant held by Ryan Powell; 43,684 shares of Registrant held by Taylor Powell; and 13,105,080 of Registrant shares issuable upon exercise of options held by Alfred Novak. Alfred Novak holds a controlling interest in Go Industries, Inc. Irwin, Jessica and Judi Novak and Ryan and Taylor Powell are members of Mr. Novak’s immediate family.
     (4) Includes 10,322,217 shares of Registrant issued to Synapse Fund I LLC and 14,690,577 shares of Registrant issued to Synapse Fund II LLC. Synapse Capital Fund is the managing member of both Synapse Fund I and Synapse Fund II .
     (5) Includes all shares of Registrant beneficially owned by Pandora Select Partners L.P., a British Virgin Islands limited partnership; Whitebox Hedged High Yield L.P., a British Virgin Islands limited partnership; Whitebox Convertible Arbitrage Partners L.P. a British Virgin Islands limited partnership; Gary S. Kohler and Scot W. Malloy. The number of shares is subject to adjustment based on various factors, including the trading price of the combined company following the Merger.
     (6) Includes 655,254 shares of Registrant issuable upon exercise of options and 109,209 shares of Registrant issuable upon the exercise of warrants.
     (7) Calculation includes all shares of Registrant beneficially owned by Anthony Nobles (as indicated in footnote 1 above); plus all shares of Registrant beneficially owned by Egbert Ratering (as indicated in footnote 2 above) less shares of Registrant held by Grootkasteel B.V. which were included once in the calculation of the Nobles shares; plus all shares of Registrant beneficially owned by John Crew, MD (as indicated in footnote 6 above).
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Pursuant to the terms of the Merger Transaction, James A. Giansiracusa, James B. Lahey, and William N. Whelen, Jr. have resigned as directors of Registrant, and Messrs. Lahey and Giansiracusa have resigned from the positions of Chairmen of the Board, President and Chief Executive Officer, and Chief Operating Officer, Secretary and Chief Financial Officer, respectively. Further, in accordance with the terms of the Agreement and Plan of Merger, the following persons were appointed directors and officers of our company, as listed below, with their officer/director position set forth adjacent to their names and their respective biographies.

     ANTHONY NOBLES – CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHAIRMAN OF THE BOARD. Mr. Nobles co-founded Sutura in 1996 with Mr. Ratering and served as Sutura’s Chairman of the Board From the inception of Sutura until consummation of the Merger Transaction. He also served as Sutura’s President and Chief Executive Officer since the inception of Sutura until consummation of the Merger Transaction, except for a brief period from January 2000 to October 2001 during which time he held the title of Chief Technology Officer. In addition, Mr. Nobles has founded other medical device companies with Mr. Ratering, for which he serves as an officer and director. He has been awarded various patents for medical devices for use in cardiovascular surgery, neurosurgery, obstetrics/gynecology, and vascular & general surgery.
     EGBERT RATERING — CHIEF FINANCIAL OFFICER, EXECUTIVE VICE PRESIDENT AND DIRECTOR. Mr. Ratering co-founded Sutura in 1996 with Mr. Nobles. He served as a director of Sutura and as Executive Vice President and Managing Director of Sutura’s European subsidiaries since Sutura’s inception until consummation of the Merger Transaction, and served as Sutura’s Chief Financial Office from January, 2003 until consummation of the Merger Transaction. In addition, Mr. Ratering has founded other medical device start-up companies with Mr. Nobles, for which he serves as an officer and director. Prior to co-founding Sutura, Mr. Ratering was employed by Cordis Corporation, a JOHNSON-JOHNSON company from 1976 to 1996 and was responsible for worldwide manufacturing for Cordis from 1995 to 1996.
     JOHN CREW, M.D. — DIRECTOR. Dr. Crew served as a director of Sutura from September, 2002, until the consummation of the Merger Transaction. Dr. Crew has been a practicing physician in the San Francisco/Daly City, California area since 1964. He is certified by the American Board of Surgery, Vascular and the American Registry of Diagnostic Medical Sonographers. Dr. Crew is currently serving as the Director of Cardiovascular Surgical Research for the San Francisco Heart Institute at Seton Medical Center in Daly City, California and as the Medical Director for the San Francisco Wound Care Center in Daly City, California. He has authored and co-authored numerous published articles on the vascular and cardiovascular related topics.
NOBLES EMPLOYMENT AGREEMENT
Mr. Nobles’ existing Employment Agreement with Sutura was assumed by Registrant upon consummation of the Merger Transaction. Mr. Nobles is currently employed by Registrant as its President, Chief Executive Officer and Chairman of the Board. The term of Mr. Nobles employment agreement extends from January 1, 2003 until December 31, 2007. Pursuant to his employment agreement, Mr. Nobles receives annual base salary of $250,000, subject to a minimum annual increase of no less than the increase in the average cost of living index. Mr. Nobles has founded, and for which he generally serves as an officer and director, various other medical device companies outside of the arterial vessel closure area. Mr. Nobles’ employment agreement requires that he devote at least 50% of his employable time, attention, skill and efforts to the faithful performance of his duties with Registrant. Mr. Nobles’ employment agreement specifically prohibits Mr. Nobles from participating in a business that competes with Registrant’s business during his employment.
RATERING EMPLOYMENT AGREEMENT
Mr. Ratering’s Employment Agreement with Sutura was assumed by Registrant upon consummation of the Merger Transaction. Mr. Ratering is currently employed by Registrant as its Executive Vice President European Operations and serves as Registrant’s Chief Financial Officer. Mr. Ratering’s employment is at will and provides for an annual salary of Euro 120,000 approximately ($150,000 U.S. dollars) and an additional Euro 20,000 (approximately $25,000 U.S. dollars) in annual benefit allowance.
RELATED PARTY TRANSACTIONS
Registrant, as successor to Sutura, currently owes Mr. Ratering, an officer and director of Registrant, the principal amounts of $348,000 and $293,618 pursuant to two promissory notes, each bearing simple interest at 8% and each becoming due and payable on December 31, 2006. These promissory Notes were assumed by Registrant upon consummation of the Merger Transaction. The accrued interest on such notes as of March 31, 2005 was approximately $61,000 and $69,000, respectively.
Registrant, as successor to Sutura, currently owes Mr. Nobles, an officer and director of Registrant, the principal amount of $150,000 pursuant to a promissory note bearing simple interest at 8% and becoming due and payable on December 31, 2006. This promissory Note was assumed by Registrant upon consummation of the Merger Transaction. The accrued interest on the note as of March 31, 2005 was approximately $25,000.
Registrant, as successor to Sutura, currently owes Gauss N.V. the principal amount of (euro)80,000 (approximately $100,000 U.S. Dollars) pursuant to a promissory note bearing simple interest at 8% and becoming due and payable on December 31, 2006. This promissory Note was assumed by Registrant upon consummation of the Merger Transaction. The accrued interest on the note as of March 31, 2005 was approximately (euro)18,000 (approximately $23,000 U.S. Dollars). Gauss N.V. is jointly owned by Mr. Ratering and Mr. Nobles.
Mr. Ratering converted the principal amount of an 8% promissory note, plus accrued but unpaid interest, into shares of Sutura’s common stock effective immediately prior to consummation of the Merger Transaction. The principal amount of such note was $1.0 million and the unpaid accrued interest as of August 19, 2005 was approximately $387,000. The principal amount and unpaid accrued interest on the note converted into approximately 479,358 shares of Sutura’s common stock immediately prior to the Merger Transaction.
Sutura previously leased its facilities in Fountain Valley, California (Newhope Street Property), from Mr. Nobles. During fiscal years 2003 and 2002, Mr. Nobles charged rental payments to Sutura of $300,000 and $270,813, respectively; however, Sutura did not actually pay any of the rent amounts due in 2003 and 2002 until April of 2004 when $ 300,000 was paid. A further $115,000 of back rent was paid directly to one of the lenders holding a deed of trust on the property on behalf of Mr. Nobles in May 2004. From January 1 through July 30, 2004, Mr. Nobles charged rent amounts of $175,000, and a final rent payment of $250,000 was made in September 2004. Sutura accrued additional late penalties incurred by Mr. Nobles in 2003 and 2004 for failure to timely pay interest in the amounts of $90,000 and $ 53,660 respectively. The accrued penalty amounts remain due and owing to Mr. Nobles and the liability therefore was assumed by Registrant pursuant to the Merger Transaction.
In 2002, Mr. Nobles agreed to borrow $500,000 from a third party lender to be secured by the Newhope Street Property and then to loan such amount to Sutura in exchange for an 8% promissory note and the forgiveness of all outstanding principal and interest on a promissory note executed in favor of Sutura by Mr. Nobles, dated March 1, 2000 in the amount of $422,600. To induce the lender to provide the original loan to Mr. Nobles, Sutura agreed to guarantee the loan and issued to the lender 15,000 shares of Sutura common stock at a price of $0.01 per share. Mr. Nobles sold the Newhope Street Property to NV Properties LLC in August 2004 as further described below and repaid the loan amounts. The guaranty of the loan by Sutura terminated at such time.
On August 2, 2004, Mr. Nobles sold the Newhope Street Property to NV Properties LLC, a Nevada limited liability company. At the same time, NV Properties entered into a new lease with Sutura on substantially the same economic terms as the prior lease between Sutura and Mr. Nobles. The term is for a period of ten years, commencing on August 1, 2004. The base rent is $25,000 per month and is subject to adjustment on an annual basis by the change, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for CPIW (Urban Wage Earners and Clerical Workers) for Los Angeles, Riverside, Orange Counties). The Board of Directors of Sutura believed that the terms of the lease with NV Properties was at fair market value and consistent with the marketplace. Mr. Nobles is a member with a 42.3266% interest in NV Properties and serves as one of its three managers. The provisions of the NV Properties’ Operating Agreement provide that actions are taken by majority vote of the managers and that no manager may vote on actions in which he has a direct or indirect financial interest other than as a member or manager of NV Properties. The Operating Agreement specifically prohibits Mr. Nobles from voting on any matter pertaining to the lease of the building by NV Properties to Sutura. The Lease has been assumed by Registrant pursuant to the Merger Transaction.
Mr. Nobles converted the principal amount of an 8% promissory note, plus accrued but unpaid interest, into shares of Sutura’s common stock effective immediately prior to consummation of the Merger Transaction. The principal amount of such note was $500,000 and the unpaid accrued interest as of August 19, 2005 was approximately $141,000. The principal amount and unpaid accrued interest on the note converted into approximately 221,485 shares of Sutura’s common stock immediately prior to the Merger Transaction.
In September 1999, Sutura entered into a Patent License Agreement with Sterilis, Inc., a California corporation. Sterilis is a medical device company focused on developing business in the obstetrical and gynecological fields and markets. Both Mr. Nobles and Mr. Ratering are officers, directors, and shareholders of Sterilis. Pursuant to the Patent License Agreement, Sutura granted Sterilis an exclusive, worldwide license to manufacture and sell certain suturing devices within the obstetrical, gynecological and urological fields of use, specifically reserving the patent rights for developing products in the cardiological field of use. In exchange for this license, Sterilis paid Sutura a one-time fee of $250,000. The license agreement specifies that, unless terminated sooner under an event of default as defined in the Agreement, the license granted would terminate on the expiration date of the last of the licensed patents. The Patent License Agreement has been assumed by Registrant pursuant to the Merger Transaction.
On October 1, 2000, Sutura and Sucor, Inc., a California corporation, entered into a License Agreement. Sucor is a medical device company focused on developing business for suturing devices solely used for venous occlusion, including varicose vein closure. Both Mr. Nobles and Mr. Ratering are officers, directors, and shareholders of Sucor. Pursuant to the License Agreement, Sutura granted Sucor an exclusive, worldwide license to manufacture and sell certain suturing devices that would be used solely in the venous occlusion, and vein closure fields of use, specifically reserving the patent rights for developing products in the cardiological field of use. In exchange for this license, Sucor paid to Sutura a non-refundable license fee of $100,000, and issued to Sutura 117,647 shares of its common stock; which stock is now held by Registrant as successor to Sutura. The license agreement will expire on the expiration date of the last of the licensed patents. The License Agreement has been assumed by Registrant pursuant to the Merger Transaction.
Mr. Nobles has served as an advisor to Catalina Capital Advisors, a consulting firm, since February 2004. He holds no ownership interest in Catalina Capital Advisors, but has received compensation for consulting services provided to that firm. In September 2004, Sutura paid $393,000 to Catalina Capital Advisors for advisory fees due in connection with the Whitebox financing. Mr. Nobles did not receive any portion of the fees paid by Sutura to Catalina Capital Advisors in connection with the Whitebox financing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective August 19, 2005, at 5:00 pm Eastern Time and prior to the Merger Transaction, Registrant’s Certificate of Incorporation was amended to effect a 12-for-1 reverse stock split of Registrant’s common stock and to increase the authorized number of shares of common stock from 100,000,000 to 500,000,000 shares. The number of outstanding shares of the Registrant’s common stock immediately prior to the amendment was 99,999,999 shares. Each stockholder entitled to a fractional share of common stock as a result of the reverse stock split will receive a whole share of common stock in lieu of such fractional share.
Further, subsequent to the above-referenced amendment, effective at the time of the consummation of the Merger Transaction, the name of Registrant was changed to Sutura, Inc.
Section 7 – Regulation FD Disclosure
Item 7.01 Regulation FD Disclosure.
The business of Registrant consists of both Registrant’s pre-merger business operations and the pre-merger business operations of Sutura. Registrant’s primary business will be to operate Sutura’s pre-merger medical device business, including the expanded launch of the Superstitch(R) products in the U.S. and Europe. Registrant will operate its pre-merger business as a separate line of business, in a wholly owned subsidiary.
Following consummation of the Merger Transaction, Registrant will be a medical device company with a line of innovative, minimally invasive vascular suturing devices to suture the puncture created in arteries during open surgery and catheter-based procedures. Registrant’s objective is to become the leader in medical devices for vascular suturing. Many fluoroscopically guided catheterization procedures rely on percutaneous access to the vascular system through a puncture in the artery. Many open surgical procedures are performed directly through the arteriotomy or through a cannula. The majority of procedures lead to a diagnosis and therapeutic treatment of coronary artery disease. As part of a typical procedure using the Registrant’s products, a physician would insert the SuperStitch either directly into the arteriotomy or through an introducer sheath or cannula into the artery. Following performance of diagnostic or therapeutic treatments or open surgical intervention through the open arteriotomy, catheter sheath or cannula, the arteriotomy site must be closed.

Registrant’s medical device products allow physicians to close the arteriotomy using fluoroscopic guidance while working through the catheter sheath introducer or cannula as well as direct visualization in an open setting. Development of the SuperStitch(R) technology began in 1994, and Registrant, as successor to Sutura, has been granted seven patents with claims for its SuperStitch(R) technology, with additional patents on file domestically and internationally.
Registrant continues to meet the definition of a “Small Business Issuer” as such term is defined in Item 10(a) of Regulation S-B under the Securities Exchange Act of 1934, as amended. Registrant maintains its headquarters in Fountain Valley, California, in a 20,000 square foot facility. This facility is a QSR (Food and Drug Administration — Quality Systems Regulations) and ISO (International Standards Organization) certified freestanding facility with 2,000 square feet of cleanroom space and an additional 3,200 square feet convertible to cleanroom, if required. Sales offices (with warehouse space) of approximately 1,000 square feet each are leased in Eindhoven, the Netherlands and La Gaude, France to support sales and marketing efforts in Europe. “Sutura(R)” and “SuperStitch(R)” are registered trademarks.
Registrant believes that its SuperStitch products permit the definitive closure of the arteriotomy site following open surgical and fluoroscopically guided procedures. Further, the SuperStitch products provide sutured closure of the arteriotomy site utilizing the existing catheter sheath introducer or cannula during fluoroscopically guided procedures and directly through the open arteriotomy during open surgical procedures. The SuperStitch products are designed for ease of use by physicians, to provide hemostasis.
     Within the United States the SuperStitch device has been cleared by the FDA under section 510(k) of the Federal Food, Drug, and Cosmetic Act (“FDC Act”) for use in performing vascular stitching in general surgery, including endoscopic procedures. It is not intended for blind closure of an arteriotomy site. The SuperStitch device is designed for use with or without an access device (e.g., trocar sheath, or cannula), for use during minimally invasive surgical procedures, fluoroscopically guided procedures, or in an open setting. The SuperStitch is approved in the European Union and CE marked with the indication for use as follows: The SuperStitch is indicated for use in performing vascular stitching in general surgery, including endoscopic procedures. In the EU there is no requirement for the use of fluoroscopic guidance.
     Registrant’s current medical device products are:
     F5 SUPERSTITCH. This product has been prototyped and Registrant expects this product to allow for sutured closure of smaller arteriotomies. The F5 SuperStitch has not yet been cleared or approved and will required clearance and/ or approvals by both the FDA and European regulatory authorities prior to commercialization.
     F8 & F6 SUPERSTITCH . Registrant’s F8 & F6 SuperStitch products are cleared under Section 510(k) of the FDC Act to be sold in the U.S. and Sutura has CE mark permitting sale of the F8 & F6 products in Europe. Registrant has also met all of the registration requirements for selling the SuperStitch F8 & F6 devices in Australia. To date, there had been limited sales of the F8 & F6 products in Europe and the U.S. Registrant is in the process of expanding its marketing and sales force to expand the marketing launch of the F8 & F6 products in the U.S. and to expand its European sales efforts.

     F12 & F18 SUPERSTITCH. Registrant has prototyped and tested these products in cadavers and live tissue models and expects this product to address the growing market of abdominal aortic aneurysms. Registrant believes that this will allow it to set itself apart from its competitors by producing a product to close holes of these sizes. The F12 and F18 SuperStitch devices have not yet been cleared or approved and will require 510(k) clearance and/or PMA approval by FDA and approval by European regulatory authorities prior to commercialization.
     SUPERSTITCH ASD & SUPERSTITCH PFO. Registrant has prototyped these products and expects to begin testing in the last quarter of 2005. Registrant believes that these products represent a significant financial potential and believes that the financial opportunity for these products will rival that of the F6 and F8 product line. The AFD and PFO SuperStitch devices have not yet been cleared or approved and will require 510(k) clearance and/or PMA approval by FDA and approval by European regulatory authorities prior to commercialization.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of business acquired.
The following information is attached hereto as Exhibit 99.1:
•	Consolidated Balance Sheet on June 30, 2005 (Unaudited).

•	Consolidated Statement of Operations for the three and six month periods ended June 30, 2005 and 2004 (Unaudited).

•	Consolidated Statement of Cash Flows for the six month period ended June 30, 2005 and 2004 (Unaudited).

•	Notes to Unaudited Consolidated Financial Statements.

•	Audited Consolidated Balance Sheet for the year ended December 31, 2004.

•	Audited Consolidated Statements of Operations, Stockholders Deficit and Cash Flows for the years ended December 31, 2004 and 2003.

•	Notes to Audited Consolidated Financial Statements.
     (b) Pro forma financial information.
The following information is attached hereto as Exhibit 99.2:
•	Pro Forma Statement of Operations for the year ended December 31, 2003 (Unaudited).

•	Pro Forma Statement of Operations for the year ended December 31, 2004 (Unaudited).

•	Pro Forma Statement of Operations for the six-month period ended June 30, 2005 (Unaudited).

Exhibit Index
(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of November 22, 2004, by and between Technology Visions Group, Inc. and Sutura, Inc. (1)

3.1	Certificate of Amendment of Incorporation.

3.2	Certificate of Merger.

99.1	Financial Statements of Sutura, Inc. (2), (3)

99.2	Pro Forma Financial Statements. (2), (3)
(1)	Incorporated by reference to Exhibit 10.1 to the Form 8-K Current Report filed by Registrant with the Securities and Exchange Commission on December 1, 2004.

(2)	The audited financial statements of Sutura, Inc. are incorporated by reference to the Definitive 14C filed by Registrant with the Securities and Exchange Commission on June 24, 2005.

(3)	The unaundited financial statements of Sutura, Inc. are incorporated by reference to Exhibit 99.1 to the Form 8-K Current Report filed by Registrant with the Securities and Exchange Commission on August 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (FORMERLY “TECHNOLOGY VISIONS GROUP, INC.”) (Registrant)
Date: August 19, 2005	/s/ Anthony Nobles
Anthony Nobles
President, Chief Executive Officer, Chairman of the Board